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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
April 10, 2008

GLOBAL GREEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	20-8616221
(State or other jurisdiction of incorporation)	(Commission File No.)	EIN No.

789 West Pender Street, Suite 1010
Vancouver, British Columbia
Canada   V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 10, 2008, Global Green Solutions Inc. (“GGRN”) signed an agreement with The Onix Corporation (“Onix”) whereby GGRN acquired the 5% of Global Greensteam LLC (“Greensteam”) held by Onix. GGRN now owns 100% of Greensteam. The agreement also provides GGRN with royalty-free rights to manufacture Onix burner and rotary drier technology for use on projects that GGRN develops, owns or operates. Greensteam’s combustion system utilizes waste biomass for fuel and produces steam for industrial processes or to generate electrical power.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of April, 2008.

GLOBAL GREEN SOLUTIONS INC.

BY:	_”Arnold Hughes” ________________________
Arnold Hughes
Principal Financial Officer, Principal Accounting Officer and Treasurer